UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Tompkins Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0 11

TOMPKINS FINANCIAL CORPORATION
C/O CINDY M. MANUELE

118 EAST SENECA ST
P.O. BOX 460

ITHACA, NY 14851

D75495-P66935

Your Vote Counts!
TOMPKINS FINANCIAL CORP.

2022 Annual Meeting Vote by May 9, 2022 11:59 PM EDT. For shares held in a Plan, vote by May 6, 2022 6:00 AM EDT.

You invested in TOMPKINS FINANCIAL CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2022.

Get informed before you vote

View the Notice of Meeting/Proxy Statement, Corporate Report, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*
May 10, 2022
5:30 PM ET

118 E. Seneca Street Ithaca, NY 14850 OR www.virtualshareholdermeeting.com/TMP2022

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to pre-register and request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1.    Election of thirteen (13) directors for a term of one year:

NOMINEES:

01)    John E. Alexande          08)     Thomas R. Rochon

02)    Paul J. Battaglia            09)     Stephen S. Romaine

03)    Daniel J. Fessenden     10)     Michael H. Spain

04)    James W. Fulmer          11)      Jennifer R. Tegan

05)    Patricia A. Johnson       12)     Alfred J. Weber

06)    Frank C. Milewski          13)     Craig Yunker

07)    Ita M. Rahilly

For
2. Advisory approval of the compensation paid to the Company’s Named Executive Officers.	For
3. Ratify the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2022.	For
NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting, including adjournment of the meeting and any other matters incident to the conduct of the meeting. The proxy, when properly executed and returned to Tompkins, will be voted as directed, but if no direction is given it will be voted “FOR” the nominees listed in Item 1 and “FOR” the proposals set forth in Items 2 and 3.

If you are a participant whose shares are held in the Tompkins Financial Corporation 401(k) Plan (the Plan), please note the following:

Your vote will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974. Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Tompkins. If you return your proxy, but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board’s recommendation, which is “FOR” the nominees listed in Item 1 and “FOR” the proposals set forth in Items 2 and 3. If you do not provide voting instructions by 6:00 a.m. Eastern Daylight Time on May 6, 2022, the Trustee will vote your shares held in the Plan in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Participants whose shares are held in the Plan may not vote during the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D75496-P66935